SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 19, 1999
                       ---------------------------------
                       (Date of earliest event reported)

                              FEDDERS CORPORATION
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           (Exact name of Registrant as specified in its charter)

   Delaware                      1-8831               22-2572390
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  (State of               (Commission File No.)      (IRS Employer
 Incorporation)                                     Identification No.)


            505 Martinsville Road, Liberty Corner, NJ 07938-0813
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           (Address of principal executive offices)   (zip code)


                               (908) 604-8686
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            (Registrant's telephone number, including area code)


                               Not Applicable
       --------------------------------------------------------------
       (Former name or former address, if changed since last report)


 Item 5.   Other Events

           On August 19, 1999, Fedders Corporation announced a $50 million offering of 93/8% Senior Subordinated Notes due 2007 (the "Notes") by its wholly-owned subsidiary, Fedders North America, Inc., pursuant to Rule 144A promulgated under the Securities Act of 1933, as amended. The Notes will be guaranteed by Fedders Corporation on a senior subordinated basis. Attached as Exhibit 99.1 is a press release issued by Fedders Corporation in connection with this offering; the exhibit is incorporated herein by reference.

 Item 7.   Financial Statements and Exhibits

      (c)  Exhibits

           99.1 Press Release, dated August 19, 1999, regarding Fedders Corporation's announcement of a $50 million offering of 93/8% Senior Subordinated Notes due 2007 (the "Notes") by its wholly-owned subsidiary, Fedders North America, Inc.

                               SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                FEDDERS CORPORATION


                           By: /s/   Robert N. Edwards
                               --------------------------
                           Name:    Robert N. Edwards
                           Title:   Vice President
                                    and General Counsel


 Date: September 1, 1999

                               EXHIBIT INDEX



 Exhibit
 No.
 -------
 99.1 Press Release, dated August 19, 1999, regarding Fedders Corporation's announcement of a $50 million offering of 93/8% Senior Subordinated Notes due 2007 (the "Notes") by its wholly-owned subsidiary, Fedders North America, Inc.
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